                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED):

                                  JULY 13, 2001


                                 ANTIGENICS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                                  000-29089                           06-1562417

(STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)

                          630 FIFTH STREET, SUITE 2100
                            NEW YORK, NEW YORK 10111

                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (212) 332-4774

                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

ITEM 5. OTHER EVENTS.

     A copy of the Registrant's press release issued July 13, 2001 is filed herewith as Exhibit 99.1 and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits:

99.1      Press release, dated July 13, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ANTIGENICS INC.

Date: July 18, 2001

                                             By: /s/ Garo H. Armen, Ph.D.
                                                 -------------------------------
                                                 Garo H. Armen, Ph.D.
                                                 President and Chief
                                                 Executive Officer

                                  EXHIBIT INDEX


Exhibit No.               Description
-----------               -----------

99.1                      Press release, dated July 13, 2001.